SUPPLEMENT DATED JANUARY 28, 2009 TO THE PROSPECTUS
                       (OTHER THAN THE CLASS I PROSPECTUS)
                         OF EACH OF THE FOLLOWING FUNDS:

                    Prospectus, each dated March 3, 2008, for
       Seligman Frontier Fund, Inc. and Seligman Global Fund Series, Inc.

                     Prospectus, each dated May 1, 2008, for
       Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information
                    Fund, Inc., Seligman Growth Fund, Inc.,
        Seligman High-Yield Fund, Seligman Income and Growth Fund, Inc.,
                Seligman LaSalle Real Estate Fund Series, Inc.,
Seligman U.S. Government Securities Fund, Seligman Value Fund Series, Inc., and
                          Tri-Continental Corporation

              (each, together with any series thereof, a "Fund" and
                      all Funds collectively, the "Funds")

The Board of Directors/Trustees of each Fund has approved RiverSource Service Corporation ("RSC") as the Fund's new transfer and shareholder service agent, and the termination of each Fund's relationship with Seligman Data Corp. ("SDC"), the current transfer and shareholder service agent for the Funds, effective on or about May 9, 2009. RSC is an affiliate of the Funds' investment manager, RiverSource Investments, LLC.

The fees and expenses expected to be charged to each Fund by RSC are generally lower than the fees and expenses charged to each Fund by SDC. Nevertheless, as a result of the termination of the relationship with SDC, each Fund will incur non-recurring charges that would in the aggregate approximate 0.16% of that Fund's net assets as of January 23, 2009 (the "Non-Recurring Charges"). These Non-Recurring Charges will be incurred over the next several months in accordance with generally accepted accounting principles. RSC's relatively lower fees and expenses are expected, in the long run, to offset the Non-Recurring Charges. Fund shareholders would bear their proportionate share of a Fund's expenses, including the Non-Recurring Charges, up to any contractual limit agreed upon by RiverSource Investments (if applicable) on a Fund's "other expenses."